Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Andrew Rackear, certify that:

1.       I have reviewed this Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2018 of Enzon Pharmaceuticals, Inc.; and

2.       Based on my knowledge, this Amendment No. 1 on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1 on Form 10-K/A.

Date: April 25, 2019	/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary
(Principal Executive Officer)